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EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated March 10, 2000, with respect to the financial statements of Tradeum Inc. included in the Form 8-K of VerticalNet, Inc. dated March 23, 2000.


Tel-Aviv, Israel                                  KOST  FORER &  GABBAY
May 1, 2000                              A member of Ernst & Young International